Dynatronics Corporation

Reset in the Transformation Journey

May 11, 2023 | NASDAQ:DYNT

Dynatronics® HAUSMANN™ BIRD & CRONIN®

SAFE HARBOR

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Those statements include references to the company's expectations and similar statements. Such forward-looking statements reflect the views of management at the time such statements are made. These statements include our statements regarding the company's expected overall performance, expectations regarding the company's long-term gross margin, operating income and cash flow from operations, expectations regarding net sales, gross margin, and selling general and administrative costs in fiscal year 2023, expectations regarding the timing and scope of new product releases, and uncertainties and risks related to the broader economic environment, the impact of the COVID-19 global pandemic on the company's gross margin, and volatility resulting from continued execution of the Company's business optimization strategy. These forward-looking statements are subject to a number of risks, uncertainties, estimates, and assumptions that may cause actual results to differ materially from current expectations. The contents of this presentation should be considered in conjunction with the risk factors, warnings, and cautionary statements that are contained in the company's annual, quarterly and other reports filed with the Securities and Exchange Commission. Dynatronics does not undertake to update its forward-looking statements, whether as a result of new information, future events, or otherwise.

Continued product net sales as used in this presentation is a non-GAAP measure as defined under the rules of the Securities and Exchange Commission. The company defines continued product net sales as sales excluding discontinued products and sales of physical therapy and rehabilitation products through our direct sales channel. Management uses this non-GAAP measure to evaluate our operating performance and to forecast future periods. Management believes this non-GAAP measure provides investors additional information about the company's ongoing operating performance and is not intended as a substitute for, or superior to, the financial measure prepared in accordance with GAAP. Investors are cautioned against placing undue reliance on this non-GAAP measure. $37M annual and $9.25M quarterly baseline continued product net sales set in April 2021 is based on annual net sales of approximately $48M in FY '21 less estimated annual discontinued product sales of approximately $11M.

KEY TAKEAWAYS: Q3 FY ‘23

Resetting expectations due to transformation challenges

01 **Resetting revenue baseline with a changing customer base**

- Customer competitive acquisitions and SKU reductions reducing revenue moving forward
- FY ‘23 revenue of $39.5 to $40.5M
- Q4 revenue of $7.5 to $8.5M

02 **Q3 Gross Margin at 23.9% a 1.5 percentage point improvement over prior year**

03 **Cost reductions of ~$1.5M to $2.0M implemented for FY ‘24**

- Selling, General and Administrative expense reductions

FINANCIAL RESULTS – Q3 FY '23 AND YTD FY '23

Gross profit and EBITDA improvement on less revenue not enough to overcome net sales disruption

Financial Results (USD Million)	Q3 FY '23	Q3 FY '22	YTD FY '23	YTD FY '22
Net Sales	**$9.2**	**$10.3**	**$32.2**	**$33.1**
Organic Growth	*(10.5%)*		*2.5%*	*(2.9%)*
Gross Profit	**2.2**	**2.3**	**8.9**	**8.1**
Gross Margin	*23.9%*	*22.4%*	*27.7%*	*24.3%*
Operating Income (Loss)	**(1.2)**	**(1.4)**	**(2.5)**	**(3.3)**
EBITDA	**(0.9)**	**(1.1)**	**(1.6)**	**(2.3)**
EBITDA Margin	*(10.1%)*	*(10.8%)*	*(4.9%)*	*(4.0%)*

- Gross margin performance well-ahead of FY '22
    - YTD FY '23 Gross Margin up 3.4% or $0.8 million from prior year despite less revenue

GROSS MARGIN EXPANSION REMAINS KEY FOCUS


Gross Margin
(GAAP)
27.0%
29.8%
19.8%
22.4%
23.4%
30.2%
28.1%
23.9%
COVID-19
FY '21
Q1 FY '22
Q2 FY '22
Q3 FY '22
Q4 FY '22
Q1 FY '23
Q2 FY '23
Q3 FY '23
Future Target

Gross margin includes impact of COVID-19 and supply chain challenges in each quarter of FY '22 and continued volatility in the macro-economic environment expected in FY '23.

Gross margin expansion is short-term focus driving sustained growth

- **Six-Point Gross Margin Improvement Plan:**
  1. Price Rationalization
     - Tiered loyalty pricing
  2. Rationalized Product
     - April 2021 removal of distributed products
     - Routine product life-cycle management
  3. New Product Introductions
     - 9 launches in last two years
     - Mammoth launch in Q3 of FY '22
  4. Manufacturing Efficiencies
     - Facility build plans
     - Commercial lead time management
  5. Revenue Scale
     - Existing footprint enables scale
  6. Mergers and Acquisitions
     - Targeting acquisitions with accretive gross margin profiles

Dynatronics HAUSMANN BIRD & CRONIN

GUIDANCE FOR FY '23 DETAILS

Net Sales:

- Net sales of **$39.5 to $40.5M in FY '23**. The **FY '23 net sales midpoint of $40.0M is a 9.7% reduction relative to the $44.3M** net sales in FY '22.
- Reset baseline sales performance to the approximately $9.25 million continued product net sales per quarter established in April 2021.

Gross Margin:

- The Company will provide gross margin guidance when it feels confident in doing so.

Selling, General, and Administrative Expenses ("SG&A"):

- **SG&A of 35.0% to 40.0%** of net sales in Q4.
- Target return of **30.0% to 35.0% SG&A** as a % of net sales in FY '24.

Operating environment:

The company continues to expect volatility due to the challenges related to the broader macro-economic environment including higher raw material, delivery and shipment costs, supply chain disruptions, extended handling times and delays or disruption in procedure volume or staffing. Dynatronics also expects some ongoing volatility from the company's business optimization.

NEW PRODUCT PERCENTAGE OF SALES

Standing start of 0% in January 2021 to ~6% YTD is a good start; however, we plan to move faster in product releases



Actual: Quarterly New Product Percentage of Sales
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
% of Sales
Q3 FY21
Q4 FY21
Q1 FY22
Q2 FY22
Q3 FY22
Q4 FY22
Q1 FY23
Q2 FY23
Q3 FY23
Time

- **The Dynatronics team started at 0% at the beginning of our transformation in 2020 on our Vitality Index**
- **Nine recent product releases:**



Hausmann Treatment Table (HTT)
January 2021



Hausmann Stand-in Tables *(2)*
January 2021



Hausmann Configurator
July 2021



Hausmann Mammoth 2-Section
February 2022



Hausmann Mammoth 3-Section
February 2022



Hausmann Mammoth Tilt
February 2022



B&C B-Cool Chest & Ab Binder Wrap
April 2022



Hausmann Mammoth 1-Section
December 2022

INVESTMENT HIGHLIGHT OF DYNATRONICS

Stable market, disciplined execution providing opportunities for success

Expanding Product Portfolio Serving Stable Markets	• Approximately 0-1% U.S. market growth. Significant U.S. TAM of +$3.5 billion • Pure play focus on rehabilitation and bracing markets • Expanding new product pipeline: launched nine new products and applications since January 2021
Proven Financial Execution	• 11 consecutive quarters of no debt • Underpenetrated (~10%) customer base + share gain opportunity + value creating M&A strategy
Experienced Team	• Discipline for efficient scaling and profitable cash flow growth • Gross margin expansion and positive cash flow remain our short-term focus

Attractive Investment Appeal

Shares are trading at 0.2x EV to revenues

Dynatronics Corporation

Investor Relations Contacts

Dynatronics
ir@dynatronics.com

Dynatronics® HAUSMANN™ BIRD & CRONIN®

FOCUSED LEADERSHIP

Proven commercial success and business transformations in medical device markets. New talent helping to drive growth and win market share.



John Krier

President, Chief Executive Officer, and Chief Financial Officer

BREG | Deloitte.



Brian Baker

Chief Operational Officer

SeaSpine | INTEGRA

Functional Leaders



Sarah Mealman
Marketing

Medtronic | LABORIE



Mike Withers
Information Technology

SeaSpine | C3 BUSINESS SOLUTIONS



Carrie Watts
Customer Care

BIRD & CRONIN INC.



Matt Papke
Finance

CHS | Boston Scientific

DYNATRONICS AT A GLANCE

- Provider of high-quality restorative medical device products to the orthopedic and rehabilitation industry designed to accelerate achieving optimal health – favorable market trends
- Driving change and results to deliver a compelling and durable business model, demonstrating strong financial performance from emerging scalable operations
- Leadership Team, prior to joining Dynatronics: Proven commercial success and business transformations in medical device markets

KEY STATISTICS	
Headquarters	Eagan, MN
52 Week Share Price Range (as of 05/05/23)	$0.75 to $4.25
Market Capitalization(1) (as of 3/31/23)	$6. 2M
Average Volume (12 month)	7.7K
Net Sales in FY '22	$44.3M

1) Excluding preferred stock

Customers

+ Thousands of acute care centers, private practice therapists and athletic trainers

CAPITALIZATION / OWNERSHIP

Share count as of May 8, 2023

Common Shares Outstanding		4,044,830
8% Convertible Preferred Stock[(1)]		670,200
Total Shares		**4,715,030**
Market Cap of Equity (including convertible preferred stock)[(2)]	**$**	**6,648,192**
Debt[(3)]		$0
Less: Cash		700,000
Net Bank Debt as of 3/31/2023	**$**	**(700,000)**
Enterprise Value (including convertible preferred stock)	**$**	**5,948,192**
Warrants (All warrants have exercise price of $13.75)		747,700
Options (Weighted Average Price $10.00)		32,800
Unvested RSU		21,037
Total Options and Warrants		**801,537**

(1) Convertible one for five into Common; 8% annual dividend payable in cash or common stock at company preference
(2) Share price of $1.41 at close on 05/08/2023
(3) Assumes Line of Credit only